Investor Day Lotte Hotel, NYC October 23, 2018 Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories. Exhibit 99.1

Paratek Pharmaceuticals 2018 Investor Day Agenda Welcoming Comments Michael F. Bigham, Chief Executive Officer and Chairman of the Board Unmet Need & Why NUZYRATM Matters Evan Loh, M.D., President, Chief Operating Officer & Chief Medical Officer NUZYRA Commercial Strategy: 2019 and Beyond Adam Woodrow, Chief Commercial Officer Panel Q&A with: Michael F. Bigham, CEO and Chairman of the Board Evan Loh, M.D., President, COO & CMO Adam Woodrow, CCO Douglas W. Pagán, CFO

Welcoming Comments Michael F. Bigham, Chief Executive Officer & Chairman of the Board Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

Third-party industry and market information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, has not been independently verified by, and should not be construed as a representation by, Paratek. The information contained in this presentation is accurate only as of the date hereof. “Paratek” and the Paratek logo are trademarks and service marks of Paratek. All other trademarks, service marks, trade names, logos and brand names identified in this presentation are the property of their respective owners. Certain statements in this presentation, including responses to questions, contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include, but are not limited to, statements about our strategy, future operations, prospects, plans, objectives of management, availability of data from our clinical studies, potential use of our product candidates, including Omadacycline and Sarecycline, the market acceptance of our product candidates, the strength of, and protection offered by, our intellectual property position, the potential clinical risks and efficacy of, and market opportunities for, our product candidates, the timing and stability of our supply chain, the timing of clinical development of, and regulatory approval for, our product candidates, and the nature and timing of our collaboration agreements with respect to our product candidates. The words “anticipate,” “estimate,” “expect,” “potential,” “will,” “project” and similar terms and phrases are used to identify forward-looking statements. These statements are based on current information and belief and are not guarantees of future performance. Our ability to predict results, financial or otherwise, or the actual effect of future plans or strategies, is inherently uncertain and actual results may differ from those predicted depending on a variety of factors. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations or whether the forward-looking statements ultimately prove to be correct. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Among the risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements include: delays in clinical trials or unexpected results; the risk that data to date and trends may not be predictive of future results; the failure of collaborators to perform obligations under our collaboration agreements; our failure to obtain regulatory approval for our product candidates; if we obtain regulatory approval for our product candidates, the risk that the terms of such approval may limit how we manufacture and market our product candidates; delays in our supply chain, delays in undertaking or completing clinical trials; our products not gaining the anticipated acceptance in the marketplace or acceptance being delayed; our products not receiving reimbursement from healthcare payors; the effects of competition; our inability to protect our intellectual property and proprietary technology through patents and other means; the need for substantial additional funding to complete the development and commercialization of our product candidates; and the other risks described in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2017, and our other filings with the SEC. PARATEK® and the Hexagon Logo are registered trademarks of Paratek Pharmaceuticals, Inc. NUZYRA and its design logo are trademarks of Paratek Pharmaceuticals, Inc. Safe Harbor Statement

Paratek Pipeline Compelling Life-cycle Opportunities Research Preclinical Phase 1 Phase 2 Phase 3 Pre-Registration NDA Filing NDA Approved Commercial Rights SEYSARATM (sarecycline) (U.S.) (ex-U.S.) (Global*) uUTI (IV & Oral) – QIDP ABSSSI (IV & Oral) – QIDP + SPA CABP (IV & Oral) – QIDP + SPA Inflammatory Acne (Acne Vulgaris) * We have entered into a collaboration agreement with Zai Lab (Shanghai) Co., Ld., for greater China region ABSSSI (Oral only ) – QIDP Biodefense Pathogens NUZYRA 100mg for injection & 150mg tablets FDA Animal Rule Pyelonephritis (IV & Oral) – QIDP

Strong Track Record Delivering on Milestones Omadacycline Events Timing Results ABSSSI Phase 3 data: IV and oral Q2 2016 Positive Phase 3 data UTI Phase 1b data: PK/PD Q4 2016 Proof-of-principle CABP Phase 3 data: IV and oral Q2 2017 Positive Phase 3 data ABSSSI Phase 3 data: Oral-only Q3 2017 Positive Phase 3 data UTI Phase 2 initiation Q4 2017 Enrolling NDA approval Oct 2018 Approved Projected U.S. Launch Feb 2019 Projected EMA Approval H2 2019 Sarecycline Events1 Timing Results Phase 3 efficacy studies Q1 2017 Positive Phase 3 data NDA Approval Oct 2018 Approved Projected U.S. Launch Jan 2019 Almirall, S.A. licensed U.S. development & commercial rights

Well-Positioned for Future Growth Focused on Execution + New Value Creation Near-term Focus New Sources of Value Launch of NUZYRA  Prudent Operating Expense Management Non-Dilutive Sources of Capital Life-cycle Opportunities for NUZYRA Bio-Defense Product / Pipeline Expansion

Strong Balance Sheet Key Metrics (unaudited) 6/30/18 balance Total Cash, Cash Equivalents, and Marketable Securities $321.1 million Gross Long-term Debt Obligation $218.5 million Basic Shares Outstanding 31,443,149 Stock Options, Restricted Stock Units, and Warrants Outstanding 5,760,108 Funding Projected through Q1 2021

Unmet Need & Why NUZYRA Matters Evan Loh, M.D., President, Chief Operating Officer, Chief Medical Officer Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

The Growing Antimicrobial Resistance (AMR) Crisis Is Here Today, Life-Threatening and Costly More Deaths from AMR than Cancer in 2050

NUZYRA…Broad Label Approved on October 2, 2018 Community-acquired bacterial pneumonia (CABP) in adults Acute bacterial skin and skin structure infections (ABSSSI) in adults First Once-daily IV and Oral Antibiotic to be FDA Approved to Treat Both CABP and ABSSSI in Nearly 20 Years

# Significant Unmet Need in CABP

**Important Demography:**

- Together with influenza, CABP is currently the eighth leading cause of death in the U.S.[3]
  - All cause 30-day mortality in hospitalized patients exceeds 10%[4-6]

- Hospitalization Rates in CABP are increased in older populations and in populations with certain co-morbid conditions, including COPD, CHF, and diabetes[7]

## CABP Pathogens[2]



S. pneumoniae
Mycoplasma pneumonia
S. aureus
Legionella pneumophilia
Enterobacteriaceae
H. influenzae
Other
22%
35%
>1
9%
10%
11%
13%

1. McLaughlin et al. Infection 2015; 43:671–680. 2. Jain et al. N Engl J Med 2015; 373:415-27. 3. Xu J, et al. National Center for Health Statistics, National Vital Statistics System. 2016; 64(2):1–119. 4. Johnstone J, et al Medicine (Baltimore). 2008; 87(6):329-34. 5. Metersky ML, et al. Chest. 2012 Aug;142(2):476-81. 6. Violi F, et al. Clin Infect Dis. 2017; 64(11):1486–93. 7. Ramirez et al. Clin Infect Dis. 2017; 65(11):1806-1812. 8. . Mandell LA, et al. Clinical Infectious Diseases 2007; 44:S27–72.

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NUZYRA Opportunities Beyond Current CABP Treatment Options: Addressing Limited Formulations with Safety Concerns 1. McLaughlin et al. Infection 2015; 43:671–680. 2. Jain et al. N Engl J Med 2015; 373:415-27.  3. Xu J, et al. National Center for Health Statistics, National Vital Statistics System. 2016; 64(2):1–119. 4. Johnstone J, et al Medicine (Baltimore). 2008; 87(6):329-34. 5. Metersky ML, et al. Chest. 2012 Aug;142(2):476-81. 6. Violi F, et al. Clin Infect Dis. 2017; 64(11):1486–93. 7. Ramirez et al. Clin Infect Dis. 2017; 65(11):1806-1812. 8. . Mandell LA, et al. Clinical Infectious Diseases 2007; 44:S27–72. Beta-lactam‡ + Macrolide Respiratory Fluoroquinolone Inpatient Rx Non-ICU8 OR NUZYRA as First-Line Therapy: Monotherapy, IV + Oral, when β-lactam/Macrolide or Quinolones are not options

Scarcity of Effective & Safe Broad Spectrum IV + Oral Antibiotics NUZYRA: First Once-daily CABP Indication Approved in Nearly 20 Years 1990’s 2010 2016 2018 2000 ZIGAN Oral TROVAN IV/Oral KETEK Oral TEQUIN IV/Oral LEVAQUIN IV/Oral AVELOX IV/Oral SOLITHERA IV/Oral 2016 Withdrawn from the market due to Toxicity Generic CRL from FDA; Liver toxicity ZITHROMAX IV/Oral

Significant Unmet Need in Skin Infections Important Demography: Incidence of skin infections requiring hospitalization has substantially increased since the 2000’s1,3 ~ 870,000 admissions, 6.3M office visits, and 3.4M emergency department visits annually5 Underlying co-morbidities including diabetes and vascular disease can complicate management and antibiotic selection4 1.Kaye KS, et al. 2015. PLoS One, 10(11): e0143276 2. Ray et al. BMC Infectious Diseases 2013; 13:252. 3. Esposito et al. Curr Opin Infect Dis 2016, 29:109–115. 4. Pulido-Cejudo A, et al. Ther Adv Infectious Dis 2017; 4(5):143–61. 5. Lodise et al. Hosp Pract, 2015; 43(3): 137–143

# NUZYRA Opportunities Beyond Today's Skin Treatment Options:
*Addressing Limited Formulations with Safety Concerns*

**Inpatient Rx**

Vancomycin +/- Pip/Tazo **OR** Zyvox +/- Pip/Tazo

## NUZYRA as First-Line Therapy:
Monotherapy, IV + Oral, when Vancomycin/Zyvox +/- Pip/Tazo are not options

1.Kaye KS, et al. 2015. PLoS One, 10(11): e0143276 2. Ray et al. BMC Infectious Diseases 2013; 13:252. 3. Esposito et al. Curr Opin Infect Dis 2016, 29:109–115. 4. Pulido-Cejudo A, et al. Ther Adv Infectious Dis 2017; 4(5):143–61. 5. Lodise et al. Hosp Pract, 2015; 43(3): 137–143

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NUZYRA: A Modernized Tetracycline Restoring Tetracycline Efficacy with Convenience Attributes 9-Position Modification: Overcomes Ribosomal Protection 7-Position Modification: Overcomes Efflux Pump T1/2 = 16 Hours Clinical and in-vitro activity against select: Gram-positives, Gram-negatives, Atypicals, Drug-resistant strains Not metabolized No P450 Interactions Biliary and renal excretion

NUZYRA: A Modernized Tetracycline Clinically Meaningful Attributes Drive Trial to Adoption Once-daily IV & Oral High & durable clinical efficacy No dosage modifications or monitoring in hepatic or renal impairment No QTc prolongation Low potential for DDIs No cases of C. diff reported in completed clinical program HCP confidence in treating patients Efficacy Safety Tolerability Efficacy from hospital to home Helps minimize hospitalization

Commercial Strategy: 2019 and Beyond Adam Woodrow, Chief Commercial Officer  Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

MSDs Hired/ Deployed NDA Submitted NDA Planned Payer Reimbursement and Trade Discussions Finalize Pricing Scientific Exchange Account Teams Hired Publications/News Flow Continues KPI Dashboard Budget Impact Model and Health Economic Analysis and Publications Sales Teams Hired and Trained Regulatory Product Supply Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2017 2018 2019 Commercial Readiness: - Commercial Team Hired - Payer Mktg Team Hired - Advisory Boards - Market Research - Disease State Education - Initial Payer Research - Campaign Development Launch Planned NUZYRA: U.S. Timeline Investor Day 2018 Trademark Review Complete Sales Management & ISR Hired Investor Day 2017

MSDs Hired/ Deployed NDA Submitted NDA Accepted Payer Reimbursement and Trade Discussions Finalize Pricing Scientific Exchange Account Teams Hired Publications/News Flow Continues KPI Dashboard Budget Impact Model and Health Economic Analysis and Publications Sales Teams Hired and Trained Regulatory Product Supply Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2017 2018 2019 Commercial Readiness: - Commercial Team Hired - Payer Mktg Team Hired - Advisory Boards - Market Research - Disease State Education - Initial Payer Research - Campaign Development Launch Complete Planned NUZYRA: U.S. Timeline Launch February 2019 Trademark Review Complete Sales Management & ISR Hired Approved Ad Comm Completed Investor Day 2018

Success Begins in the Hospital with Specialists “Go-Home” Strategy to Minimize Hospital Stay IDs ER HCPs Hospitalists Pulmonologists PharmD IDs Allied HCPs Launch and Beyond HOSPITAL Internal Medicine Primary Care Provider NPs, PAs Urgent Care Year 2 and Beyond COMMUNITY

Paving The Path For a Successful Launch Market Access Followed by Commercial Execution for Demand Generation 2018 2019 2020 Oct ‘18 – Jan ‘19 Execution by Select Customer-Facing Team Contract negotiations Pre-orders Qualify key accounts Appointments February ‘19 - Forward Execution by Sales Force & Market Access Customer-Facing Teams Continue institutional access Demand generation

Influencers: IDs PharmD IDs Pharmacy Directors Microbiologists = Field Force Has Two Simultaneous Objectives Institutional Access + Demand Generation Adoption Formulary/Protocols Specialty Access & Buying + Institutional Access Prescribers: IDs ER Hospitalists Pulmonologists Trial & Usage Demand Generation

Focused Launch Targeting Early Adopters Expansion to ~80 Representatives by Year End 2019 Physician Segments Guideline and protocol driven Wait for Early Adopters to trial and use Convenient features with IV to oral transition Focused on broad spectrum and efficacy Launch in February 2019 with 40 Sales Specialists Focusing on ‘Early Adopting’ HCPs in ‘high value’ institutions (~400), will drive institutional access By end of 2019, plan to have a total of ~80 Sales Specialists targeting 800 institutions Inside Sales Team will supplement efforts of Sales Specialists and broaden outreach Early Adopter Late Adopter

More Oral Options New Therapies to Overcome Drug Resistance Greater Safety Alternative to Quinolones There are Unmet Needs that NUZYRA Will Address Reduce Hospital Length of Stay Reduce Nursing Time Lack of Different Class Options Reduce Usage of Multi-Drug Combinations NUZYRA Attributes Provide A Modern-Day Solution Unmet Need Confirmed Through Physician Research Known Safety Profile Established Efficacy in a Monotherapy Equivalent IV & Oral Physicians Recognize the Positive Attributes of NUZYRA Modernized Tetracycline Confidence to Discharge Patient Once Daily Dosing Reduce Nursing Time Lower C.diff Potential Source: Paratek Sponsored Market Research

NUZYRA: As First-line Therapy Targeted Patient Profiles CABP ABSSSI Alternative to fluoroquinolone + β-lactam allergic Prior C. difficile infection Suspected polymicrobial infection + β-lactam / sulfa allergic Renal insufficiency + SSRI

Ensure Seamless Transition from Hospital to Home Continuity of Care Providing Access to Oral NUZYRA Continuity of Care Prevent gap in care Sample / Bridge Program (as needed) Reimbursement Support Services Affordability Program 3 Distribution Network IV Formulation National & Regional Distributors Oral Formulation National & Regional Pharmacies Program allows for oral formulation pick-up at retail locations or home delivery HUB Services Enables effective discharge process

Early Indicators to Track Performance 1 Covered Lives Institutional Access 3 months Post-Launch 33% of covered lives under contract 12 months Post-Launch 66% of covered lives under contract 12 months Post-Launch 70% of 800 targeted institutions

History Can Repeat Itself… Today: Slower starts…But with the Right Attributes, a Strong Finish Recent AB Launches: antibiotics launched since 2010 that have at least 36 months of data - Avycaz, Dalvance, Orbactiv, Sivextro, Teflaro, & Zerbaxa (does not include Dificid or new formulations/line extensions) *MAT = 12-month rolling total

NUZYRA Coming Soon…February 2019 1